UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2004


                                    SYMS CORP
                                    ---------

             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
                                   ----------

                 (State or other Jurisdiction of Incorporation)


           1-8546                                       22-2465228
   ----------------------                      -------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


   Syms Way, Secaucus, NJ                                 07094
  ----------------------------                            ------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code  (201) 902-9600


          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number    Description
--------------    -----------
99.1              Press Release of Syms Corp, dated June 25, 2004


Item 12. Results of Operation and Financial Condition

     On June 25, 2004, the Company issued a press release regarding its results of operations for the fiscal quarter ended May 29, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SYMS CORP
                                (Registrant)


                                 By: /s/ Antone F. Moreira
                                        ---------------------
                                        Name:  Antone F. Moreira
                                        Title: Vice President, Chief Financial
                                               Officer

Date: June 25, 2004

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Exhibit Number    Description
--------------    -----------
99.1              Press Release of Syms Corp, dated June 25, 2004